UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/22

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Active MidCap Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Active MidCap Fund

SEMI-ANNUAL REPORT June 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through June 30, 2022, as provided by portfolio managers Peter D. Goslin, CFA and Adam Logan, CFA, of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2022, BNY Mellon Active MidCap Fund’s (the “fund”) Class A shares achieved a total return of −19.04%, Class C shares returned −19.36%, Class I shares returned −18.93% and Class Y shares returned −18.89%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of −21.57% for the same period.2

Mid-cap stocks lost ground during the reporting period under pressure from sharply increasing inflation, monetary tightening measures undertaken by the U.S. Federal Reserve (the “Fed”) and uncertainties related to Russia’s invasion of Ukraine. The fund outperformed the Index, largely due to the effectiveness of its value and quality factors in identifying relatively strong stock selections in the information technology, consumer discretionary and materials sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations, primarily within mid-cap stocks in the U.S. stock market.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings-quality measures. We construct the fund’s portfolio through a systematic, structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Mounting Inflation Poses an Economic Challenge

Inflationary pressures put a damper on markets in early 2022. Commodity prices rose in response to wage increases and lingering, pandemic-related supply-chain bottlenecks, while government stimulus and accommodative monetary policies pressured prices as well. Central banks responded with increasingly hawkish actions targeting inflation. The Fed raised the federal fund target rate by 0.25% in March and 0.50% in May, followed by a 0.75% hike in June. Fed officials projected a year-end federal funds rate of 3.4%, compared with initial projections of 1.9% made in March.

Nevertheless, inflation continued to gather steam, exacerbated by the Russian invasion of Ukraine in February 2022. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals, grains and industrial metals. By the end of June, the U.S. consumer price index, a widely accepted measure of inflation, had risen by approximately 8.6% from 12-month-previous levels, the largest 12-month percentage increase since 1981.

Value and Quality Factors Outperform

The fund’s performance compared to the Index benefited from the effectiveness of value and quality factors in identifying strong-performing stocks. While the fund’s systematic stock selection approach is based on rankings of valuation, momentum, sentiment and quality measures rather than focusing on industry or sector exposure, some industries and sectors contributed more to outperformance than others. During the review period, the information technology, consumer discretionary and materials sectors proved most accretive to the fund’s relative performance. As the fund invests in a large number of stocks, the performance of any individual holding had minimal impact on overall fund performance. Within information technology, selections in the IT services and software areas bolstered returns. In the consumer discretionary sector, specialty retail investments produced the strongest impact. In materials, chemicals holdings contributed most. Top-performing individual names included oil and gas exploration and production companies Marathon Oil and Occidental Petroleum, and confectionary maker The Hershey Company.

Conversely, investors failed to reward the earnings revisions factors employed by the fund. The fund’s sole underperforming sector was health care, where holdings in life sciences and diagnostics firm IDEXX Laboratories and virtual health care provider Teladoc Health suffered notably weak performance.

Maintaining a Systematic and Disciplined Investment Approach

Whether or not the U.S. economy continues to grow in the coming months is likely to depend on the continuing impact of inflation and the effectiveness of the Fed’s efforts to keep it in check. The latest Fed projections for the remainder of 2022 show the U.S. economy remaining out of recession, with modest growth of 1.7%, unemployment at 3.7% and consumer price index inflation at 8%-to-9% at year end, As mentioned earlier, the Fed expects the federal funds rate to end 2022 in the 3.25%-to-3.5% range, implying a further 1.5%-to-1.75% increase over the next six months, a near-doubling of the current rate. While many market observers viewed the Fed’s earlier actions as behind the inflation curve, most view their more recent actions and current projections as more closely in line with their own expectations, a positive sign for market stability and confidence. Other positive signs are the continued resilience of consumer spending, which represents over half of the U.S. economy, and the stability of the yield curve, which has remained relatively flat. An inversion of the yield curve, in which short-term yields exceed longer-term yields, is often seen as a sign of an impending recession. The effects of inflation and the strong U.S. dollar on corporate profitability are other areas that bear close watching in terms of possible impacts on equity performance.

The fund’s investment strategy remains sharply focused on our systematic approach to evaluating securities and building portfolios. This approach has allowed us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace. As of the end of the review period, the fund holds 245 individual securities characterized by attractive valuations and improving fundamentals.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Sector weightings remain close to those of the Index, with slightly overweight exposure to communication services, real estate and consumer staples, and slightly underweight exposure to industrials, information technology and energy. As always, overweights and underweights are determined by our bottom-up, factor-driven stock selection process rather than by top-down macroeconomic opinions. We continue to control risks relative to the Index from a sector and market-capitalization standpoint, and believe the fund is well positioned to benefit from the prevailing market environment.

July 15, 2022

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through April 29, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Active MidCap Fund from January 1, 2022 to June 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.81	$7.57	$2.83	$2.42
Ending value (after expenses)	$809.60	$806.40	$810.70	$811.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.26	$8.45	$3.16	$2.71
Ending value (after expenses)	$1,020.58	$1,016.41	$1,021.67	$1,022.12
†

Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.69% for Class C, .63% for Class I and .54% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.1%
Automobiles & Components - .6%
Adient	41,095	[a]	1,217,645
Harley-Davidson	18,650		590,459
Thor Industries	6,885		514,516
			2,322,620
Banks - 2.9%
Associated Banc-Corp	81,235		1,483,351
Hancock Whitney	48,620		2,155,325
KeyCorp	164,885		2,840,969
MGIC Investment	56,510		712,026
PacWest Bancorp	47,560		1,267,950
Popular	8,785		675,830
Regions Financial	75,285		1,411,594
Washington Federal	28,315		850,016
			11,397,061
Capital Goods - 8.5%
A.O. Smith	31,595		1,727,615
Acuity Brands	7,780		1,198,431
AECOM	25,580		1,668,328
Carrier Global	31,000		1,105,460
Donaldson	60,410		2,908,137
Dover	11,510		1,396,393
EMCOR Group	12,040		1,239,638
Fortune Brands Home & Security	8,495		508,681
Kennametal	30,590		710,606
Lennox International	7,925		1,637,226
Masco	36,460		1,844,876
Nordson	8,215		1,663,045
nVent Electric	74,305		2,327,976
Pentair	91,685		4,196,422
SiteOne Landscape Supply	6,255	[a]	743,532
Spirit AeroSystems Holdings, Cl. A	12,930		378,849
Terex	23,175		634,300
Textron	54,000		3,297,780
The Toro Company	8,955		678,699
Trex	9,125	[a]	496,583
United Rentals	3,900	[a]	947,349
W.W. Grainger	2,430		1,104,265
Westinghouse Air Brake Technologies	11,590		951,307
			33,365,498
Commercial & Professional Services - 2.1%
Cintas	3,220		1,202,767

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Commercial & Professional Services - 2.1% (continued)
Copart	26,615	[a]	2,891,986
Jacobs Engineering Group	13,655		1,735,960
ManpowerGroup	10,900		832,869
Robert Half International	11,045		827,160
Verisk Analytics	4,575		791,887
			8,282,629
Consumer Durables & Apparel - 3.0%
Brunswick	13,630		891,129
Capri Holdings	15,630	[a]	640,986
Crocs	7,645	[a]	372,082
Lululemon Athletica	4,045	[a]	1,102,707
Mattel	35,510	[a]	792,938
NVR	280	[a]	1,121,159
PulteGroup	43,360		1,718,357
PVH	18,480		1,051,512
Ralph Lauren	14,850		1,331,303
Tapestry	53,970		1,647,164
Tempur Sealy International	21,580		461,165
Under Armour, Cl. A	91,030	[a]	758,280
			11,888,782
Consumer Services - 3.4%
Boyd Gaming	10,575		526,106
Chipotle Mexican Grill	2,165	[a]	2,830,218
Expedia Group	7,570	[a]	717,863
Grand Canyon Education	19,545	[a]	1,840,944
Marriott Vacations Worldwide	16,195		1,881,859
MGM Resorts International	81,290		2,353,345
Service Corp. International	23,960		1,656,115
Wyndham Hotels & Resorts	21,315		1,400,822
			13,207,272
Diversified Financials - 6.0%
Affiliated Managers Group	9,075		1,058,145
Ally Financial	34,120		1,143,361
Ameriprise Financial	3,560		846,141
Credit Acceptance	890	[a]	421,335
Discover Financial Services	23,330		2,206,551
FactSet Research Systems	4,480		1,722,874
Franklin Resources	30,270		705,594
Janus Henderson Group	63,950		1,503,465
MSCI	6,145		2,532,662
Nasdaq	16,175		2,467,334
New Residential Investment	117,295	[b]	1,093,189
OneMain Holdings	23,390		874,318

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Diversified Financials - 6.0% (continued)
SEI Investments	19,245		1,039,615
Stifel Financial	31,875		1,785,637
Synchrony Financial	37,390		1,032,712
T. Rowe Price Group	24,815		2,819,232
Upstart Holdings	6,780	[a]	214,384
			23,466,549
Energy - 4.3%
CNX Resources	35,915	[a]	591,161
Coterra Energy	18,095		466,670
Devon Energy	62,270		3,431,700
Diamondback Energy	18,320		2,219,468
Marathon Oil	163,860		3,683,573
Murphy Oil	77,295		2,333,536
Phillips 66	50,095		4,107,289
			16,833,397
Food & Staples Retailing - 1.5%
BJ's Wholesale Club Holdings	15,370	[a]	957,858
Performance Food Group	19,790	[a]	909,944
The Kroger Company	81,855		3,874,197
			5,741,999
Food, Beverage & Tobacco - 2.5%
Brown-Forman, Cl. B	13,895		974,873
Darling Ingredients	21,285	[a]	1,272,843
Freshpet	11,755	[a]	609,967
Pilgrim's Pride	15,240	[a]	475,945
The Hershey Company	24,800		5,335,968
Tyson Foods, Cl. A	12,870		1,107,592
			9,777,188
Health Care Equipment & Services - 5.3%
ABIOMED	5,285	[a]	1,308,090
Acadia Healthcare	16,510	[a]	1,116,571
Amedisys	6,295	[a]	661,730
Certara	21,915	[a]	470,296
Chemed	3,190		1,497,354
Henry Schein	5,270	[a]	404,420
Hologic	10,140	[a]	702,702
IDEXX Laboratories	9,905	[a]	3,473,981
Integra LifeSciences Holdings	22,020	[a]	1,189,741
Molina Healthcare	2,150	[a]	601,162
Penumbra	5,370	[a]	668,672
Signify Health, CI. A	22,380	[a]	308,844
STAAR Surgical	12,750	[a]	904,358
Tandem Diabetes Care	15,515	[a]	918,333

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 5.3% (continued)
Teladoc Health	33,570	[a]	1,114,860
Teleflex	5,210		1,280,879
Veeva Systems, Cl. A	21,110	[a]	4,180,624
			20,802,617
Household & Personal Products - .3%
Coty, Cl. A	137,320	[a]	1,099,933
Insurance - 5.1%
Alleghany	4,095	[a]	3,411,544
Arch Capital Group	54,980	[a]	2,501,040
Cincinnati Financial	20,800		2,474,784
Fidelity National Financial	20,690		764,702
First American Financial	13,100		693,252
Markel	2,000	[a]	2,586,500
Primerica	13,640		1,632,572
The Hanover Insurance Group	12,970		1,896,862
The Hartford Financial Services Group	54,640		3,575,095
Willis Towers Watson	2,010		396,754
			19,933,105
Materials - 6.0%
Alcoa	14,340		653,617
Avery Dennison	21,130		3,420,313
Celanese	26,405		3,105,492
CF Industries Holdings	43,935		3,766,548
Cleveland-Cliffs	47,460	[a]	729,460
Eagle Materials	16,610		1,826,103
Eastman Chemical	11,055		992,407
Element Solutions	24,330		433,074
Greif, Cl. A	16,245		1,013,363
Ingevity	22,070	[a]	1,393,500
LyondellBasell Industries, Cl. A	14,375		1,257,238
Nucor	21,175		2,210,882
The Mosaic Company	34,215		1,615,974
WestRock	22,710		904,766
			23,322,737
Media & Entertainment - 4.6%
Altice USA, Cl. A	101,195	[a]	936,054
Cable One	1,420		1,830,834
Fox, Cl. A	35,635		1,146,022
Live Nation Entertainment	14,215	[a]	1,173,875
Match Group	13,960	[a]	972,872
News Corporation, Cl. A	78,235		1,218,901
Pinterest, Cl. A	93,250	[a]	1,693,420
Playtika Holding	81,265	[a]	1,075,949

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Media & Entertainment - 4.6% (continued)
Roku	10,755	[a]	883,416
Sirius XM Holdings	130,510		800,026
The Interpublic Group of Companies	92,510		2,546,800
The New York Times Company, Cl. A	37,380		1,042,902
Twitter	58,195	[a]	2,175,911
Warner Bros Discovery	26,960	[a]	361,803
			17,858,785
Pharmaceuticals Biotechnology & Life Sciences - 5.2%
Agilent Technologies	32,140		3,817,268
Avantor	39,110	[a]	1,216,321
Bio-Rad Laboratories, Cl. A	3,280	[a]	1,623,600
Bio-Techne	4,745		1,644,807
Bruker	22,110		1,387,624
Charles River Laboratories International	5,390	[a]	1,153,298
Exelixis	67,385	[a]	1,402,956
IQVIA Holdings	12,050	[a]	2,614,729
Mettler-Toledo International	1,735	[a]	1,993,116
QIAGEN	15,495	[a]	731,364
Syneos Health	10,950	[a]	784,896
Waters	2,410	[a]	797,662
West Pharmaceutical Services	4,170		1,260,883
			20,428,524
Real Estate - 9.2%
Americold Realty Trust	43,130	[b]	1,295,625
Boston Properties	12,985	[b]	1,155,405
Duke Realty	21,135	[b]	1,161,368
Equity Lifestyle Properties	48,405	[b]	3,411,100
Equity Residential	18,695	[b]	1,350,153
Essex Property Trust	4,150	[b]	1,085,267
Extra Space Storage	17,330	[b]	2,948,180
Federal Realty OP	26,105	[b]	2,499,293
Kilroy Realty	46,735	[b]	2,445,643
Mid-America Apartment Communities	31,810	[b]	5,556,253
National Retail Properties	59,860	[b]	2,573,980
PS Business Parks	8,715	[b]	1,631,012
Regency Centers	26,195	[b]	1,553,625
Simon Property Group	22,230	[b]	2,110,072
STORE Capital	133,175	[b]	3,473,204
Weyerhaeuser	49,360	[b]	1,634,803
			35,884,983
Retailing - 4.3%
AutoZone	2,520	[a]	5,415,782
Dick's Sporting Goods	6,035		454,858

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Retailing - 4.3% (continued)
Etsy	6,825	[a]	499,658
Kohl's	22,495		802,847
LKQ	36,840		1,808,476
O'Reilly Automotive	6,120	[a]	3,866,371
Ulta Beauty	7,065	[a]	2,723,416
Williams-Sonoma	10,630		1,179,399
			16,750,807
Semiconductors & Semiconductor Equipment - 2.5%
Enphase Energy	12,335	[a]	2,408,285
Entegris	5,510		507,636
Lattice Semiconductor	22,370	[a]	1,084,945
Microchip Technology	32,280		1,874,822
ON Semiconductor	26,420	[a]	1,329,190
Skyworks Solutions	7,275		673,956
Teradyne	20,510		1,836,670
			9,715,504
Software & Services - 9.8%
Akamai Technologies	9,915	[a]	905,537
Cadence Design Systems	16,355	[a]	2,453,741
CrowdStrike Holdings, CI. A	4,080	[a]	687,725
Datadog, Cl. A	38,495	[a]	3,666,264
DocuSign	15,970	[a]	916,359
Dynatrace	28,750	[a]	1,133,900
EPAM Systems	2,440	[a]	719,263
Fair Isaac	3,080	[a]	1,234,772
FLEETCOR Technologies	4,480	[a]	941,293
Fortinet	40,050	[a]	2,266,029
Gartner	12,380	[a]	2,993,855
GoDaddy, Cl. A	17,415	[a]	1,211,387
HubSpot	3,970	[a]	1,193,581
Manhattan Associates	8,115	[a]	929,979
NortonLifeLock	41,230		905,411
Paychex	11,180		1,273,067
Paycom Software	5,385	[a]	1,508,446
Pegasystems	11,455		548,007
Qualys	8,620	[a]	1,087,327
RingCentral, Cl. A	11,115	[a]	580,870
Synopsys	14,125	[a]	4,289,762
Teradata	30,100	[a]	1,114,001
The Trade Desk, Cl. A	46,210	[a]	1,935,737
The Western Union Company	61,790		1,017,681
Verisign	10,000	[a]	1,673,300

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Software & Services - 9.8% (continued)
Zscaler	7,215	[a]	1,078,715
			38,266,009
Technology Hardware & Equipment - 3.3%
Amphenol, Cl. A	18,070		1,163,347
Arista Networks	11,920	[a]	1,117,381
Calix	10,110	[a]	345,155
CDW	11,785		1,856,845
Corning	17,865		562,926
HP	21,020		689,036
IPG Photonics	16,720	[a]	1,573,854
Keysight Technologies	16,210	[a]	2,234,548
Littelfuse	2,915		740,527
NetApp	12,770		833,115
Western Digital	6,880	[a]	308,430
Zebra Technologies, Cl. A	4,865	[a]	1,430,067
			12,855,231
Telecommunication Services - .4%
Lumen Technologies	142,860		1,558,603
Transportation - 2.3%
GXO Logistics	23,715	[a]	1,026,148
JetBlue Airways	298,780	[a]	2,500,789
Old Dominion Freight Line	18,150		4,651,482
Saia	1,870	[a]	351,560
United Airlines Holdings	20,040	[a]	709,817
			9,239,796
Utilities - 6.0%
Alliant Energy	16,815		985,527
American Water Works	20,035		2,980,607
CMS Energy	36,315		2,451,262
Hawaiian Electric Industries	52,055		2,129,049
IDACORP	33,010		3,496,419
NiSource	164,655		4,855,676
PPL	110,550		2,999,221
WEC Energy Group	34,205		3,442,391
			23,340,152
Total Common Stocks (cost $399,362,907)			387,339,781

Description	1-Day Yield(%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,930,298)	1.48	2,930,298	[c]	2,930,298
Total Investments (cost $402,293,205)		99.8%		390,270,079
Cash and Receivables (Net)		.2%		761,891
Net Assets		100.0%		391,031,970

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	15.6
Financials	14.0
Industrials	13.0
Consumer Discretionary	11.3
Health Care	10.5
Real Estate	9.2
Utilities	6.0
Materials	6.0
Communication Services	5.0
Energy	4.3
Consumer Staples	4.2
Investment Companies	.7
99.8

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 6/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	1,211,268	16,227,071	(14,508,041)	2,930,298	5,124

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 6/30/2022	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	9,359,538	(9,359,538)	-	5,383	††
Total - .7%	1,211,268	25,586,609	(23,867,579)	2,930,298	10,507

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	399,362,907	387,339,781
Affiliated issuers	2,930,298	2,930,298
Receivable for investment securities sold		798,659
Dividends receivable		387,698
Receivable for shares of Common Stock subscribed		41,253
Prepaid expenses		39,214
		391,536,903
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		321,072
Payable for shares of Common Stock redeemed		103,634
Directors’ fees and expenses payable		4,702
Other accrued expenses		75,525
		504,933
Net Assets ($)		391,031,970
Composition of Net Assets ($):
Paid-in capital		380,576,213
Total distributable earnings (loss)		10,455,757
Net Assets ($)		391,031,970

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	374,529,325	1,649,623	14,852,152	869.90
Shares Outstanding	7,713,962	39,108	303,362	18.3
Net Asset Value Per Share ($)	48.55	42.18	48.96	47.54

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $909 foreign taxes withheld at source):
Unaffiliated issuers	3,444,827
Affiliated issuers	5,124
Income from securities lending—Note 1(c)	5,383
Interest	63
Total Income	3,455,397
Expenses:
Management fee—Note 3(a)	1,675,696
Shareholder servicing costs—Note 3(c)	691,532
Professional fees	50,170
Registration fees	33,839
Directors’ fees and expenses—Note 3(d)	20,866
Prospectus and shareholders’ reports	16,483
Chief Compliance Officer fees—Note 3(c)	11,497
Distribution fees—Note 3(b)	7,438
Custodian fees—Note 3(c)	5,870
Loan commitment fees—Note 2	4,546
Miscellaneous	14,228
Total Expenses	2,532,165
Less—reduction in expenses due to undertaking—Note 3(a)	(645,087)
Net Expenses	1,887,078
Net Investment Income	1,568,319
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	21,074,054
Net change in unrealized appreciation (depreciation) on investments	(116,021,200)
Net Realized and Unrealized Gain (Loss) on Investments	(94,947,146)
Net (Decrease) in Net Assets Resulting from Operations	(93,378,827)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations ($):
Net investment income	1,568,319	2,723,438
Net realized gain (loss) on investments	21,074,054	87,436,624
Net change in unrealized appreciation (depreciation) on investments	(116,021,200)	20,985,674
Net Increase (Decrease) in Net Assets Resulting from Operations	(93,378,827)	111,145,736
Distributions ($):
Distributions to shareholders:
Class A	(14,182,014)	(73,791,674)
Class C	(73,815)	(369,407)
Class I	(637,404)	(3,266,885)
Class Y	(37)	(206)
Total Distributions	(14,893,270)	(77,428,172)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,008,310	5,886,572
Class C	57,684	175,817
Class I	1,736,398	7,818,369
Distributions reinvested:
Class A	13,401,284	69,393,455
Class C	71,730	357,343
Class I	634,799	3,253,569
Cost of shares redeemed:
Class A	(15,929,756)	(39,048,874)
Class C	(225,759)	(513,948)
Class I	(3,368,301)	(12,319,441)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(613,611)	35,002,862
Total Increase (Decrease) in Net Assets	(108,885,708)	68,720,426
Net Assets ($):
Beginning of Period	499,917,678	431,197,252
End of Period	391,031,970	499,917,678

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	53,633	89,414
Shares issued for distributions reinvested	228,185	1,158,297
Shares redeemed	(286,588)	(601,189)
Net Increase (Decrease) in Shares Outstanding	(4,770)	646,522
Class Cb
Shares sold	1,153	3,081
Shares issued for distributions reinvested	1,403	6,800
Shares redeemed	(4,842)	(9,025)
Net Increase (Decrease) in Shares Outstanding	(2,286)	856
Class Ia
Shares sold	30,459	118,670
Shares issued for distributions reinvested	10,727	53,786
Shares redeemed	(60,252)	(183,975)
Net Increase (Decrease) in Shares Outstanding	(19,066)	(11,519)

[a]

During the period ended June 30, 2022, 3,720 Class A shares representing $200,054 were exchanged for 3,689 Class I shares and during the period ended December 31, 2021, 741 Class A shares representing $48,293 were exchanged for 734 Class I shares.

[b]	During the period ended December 31, 2021, 352 Class C shares representing $19,465 were automatically converted to 315 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2022	Year Ended December 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	61.87	57.91	54.75	48.11	62.37	59.60
Investment Operations:
Net investment income[a]	.19	.37	.35	.21	.22	.18
Net realized and unrealized gain (loss) on investments	(11.64)	14.57	4.41	7.94	(9.12)	9.65
Total from Investment Operations	(11.45)	14.94	4.76	8.15	(8.90)	9.83
Distributions:
Dividends from net investment income	(.08)	(.30)	(.39)	(.25)	(.26)	(.24)
Dividends from net realized gain on investments	(1.79)	(10.68)	(1.21)	(1.26)	(5.10)	(6.82)
Total Distributions	(1.87)	(10.98)	(1.60)	(1.51)	(5.36)	(7.06)
Net asset value, end of period	48.55	61.87	57.91	54.75	48.11	62.37
Total Return (%)[b]	(19.04)[c]	26.66	9.18	16.95	(14.31)	16.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14[d]	1.13	1.16	1.13	1.12	1.13
Ratio of net expenses to average net assets	.85[d]	.78	.94	1.12	1.12	1.13
Ratio of net investment income to average net assets	.70[d]	.56	.70	.39	.36	.28
Portfolio Turnover Rate	46.19[c]	90.53	88.91	81.43	68.30	63.75
Net Assets, end of period ($ x 1,000)	374,529	477,538	409,572	425,315	403,113	534,563

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2022	Year Ended December 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	54.14	52.02	49.44	43.74	57.44	55.61
Investment Operations:
Net investment (loss)[a]	(.04)	(.19)	(.10)	(.25)	(.26)	(.33)
Net realized and unrealized gain (loss) on investments	(10.13)	12.99	3.89	7.21	(8.34)	8.98
Total from Investment Operations	(10.17)	12.80	3.79	6.96	(8.60)	8.65
Distributions:
Dividends from net realized gain on investments	(1.79)	(10.68)	(1.21)	(1.26)	(5.10)	(6.82)
Net asset value, end of period	42.18	54.14	52.02	49.44	43.74	57.44
Total Return (%)[b]	(19.36)[c]	25.51	8.17	15.94	(15.04)	15.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.02[d]	2.02	2.09	2.02	1.96	1.97
Ratio of net expenses to average net assets	1.69[d]	1.67	1.87	2.01	1.96	1.97
Ratio of net investment (loss) to average net assets	(.15)[d]	(.33)	(.22)	(.51)	(.48)	(.57)
Portfolio Turnover Rate	46.19[c]	90.53	88.91	81.43	68.30	63.75
Net Assets, end of period ($ x 1,000)	1,650	2,241	2,109	2,646	3,338	6,813

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2022	Year Ended December 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	62.45	58.44	55.31	48.52	62.64	59.97
Investment Operations:
Net investment income[a]	.25	.51	.46	.32	.38	.33
Net realized and unrealized gain (loss) on investments	(11.72)	14.70	4.43	8.03	(9.18)	9.70
Total from Investment Operations	(11.47)	15.21	4.89	8.35	(8.80)	10.03
Distributions:
Dividends from net investment income	(.23)	(.52)	(.55)	(.30)	(.22)	(.54)
Dividends from net realized gain on investments	(1.79)	(10.68)	(1.21)	(1.26)	(5.10)	(6.82)
Total Distributions	(2.02)	(11.20)	(1.76)	(1.56)	(5.32)	(7.36)
Net asset value, end of period	48.96	62.45	58.44	55.31	48.52	62.64
Total Return (%)	(18.93)[b]	26.91	9.40	17.21	(14.12)	16.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.92	.96	.93	.89	.90
Ratio of net expenses to average net assets	.63[c]	.57	.74	.92	.89	.90
Ratio of net investment income to average net assets	.91[c]	.77	.91	.59	.60	.53
Portfolio Turnover Rate	46.19[b]	90.53	88.91	81.43	68.30	63.75
Net Assets, end of period ($ x 1,000)	14,852	20,137	19,515	24,057	36,323	113,090

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2022	Year Ended December 31,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	60.64	56.94	53.82	47.75	62.58	60.00
Investment Operations:
Net investment income[a]	.27	.55	.47	.36	.43	.34
Net realized and unrealized gain (loss) on investments	(11.35)	14.35	4.41	7.80	(9.23)	9.70
Total from Investment Operations	(11.08)	14.90	4.88	8.16	(8.80)	10.04
Distributions:
Dividends from net investment income	(.23)	(.52)	(.55)	(.83)	(.93)	(.64)
Dividends from net realized gain on investments	(1.79)	(10.68)	(1.21)	(1.26)	(5.10)	(6.82)
Total Distributions	(2.02)	(11.20)	(1.76)	(2.09)	(6.03)	(7.46)
Net asset value, end of period	47.54	60.64	56.94	53.82	47.75	62.58
Total Return (%)	(18.89)[b]	27.10	9.63	17.12	(14.11)	16.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[c]	.83	.85	.84	.88	.87
Ratio of net expenses to average net assets	.54[c]	.48	.63	.84	.88	.87
Ratio of net investment income to average net assets	1.00[c]	.85	.96	.68	.71	.54
Portfolio Turnover Rate	46.19[b]	90.53	88.91	81.43	68.30	63.75
Net Assets, end of period ($ x 1,000)	1	1	1	1	250	1

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Active MidCap Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (90 million shares authorized), Class C (15 million shares authorized), Class I (65 million shares authorized) and Class Y (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on investments are allocated to each class of shares based on its relative net assets.

As of June 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	387,339,781	-	-	387,339,781
Investment Companies	2,930,298	-	-	2,930,298

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2022, BNY Mellon earned $733 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 was as follows: ordinary income $33,130,024 and long-term capital gains $44,298,148. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from January 1, 2022 until April 29, 2022, to waive receipt of a portion of its management fee in the amount of .35% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from April 30, 2022 until April 29, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets. On or after April 29, 2023, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $645,087 during the period ended June 30, 2022.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of ..36% of the value of the fund’s average daily net assets.

During the period ended June 30, 2022, the Distributor retained $1,277 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of 0.75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended June 30, 2022, Class C shares were charged $7,438 pursuant to the Distribution Plan.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2022, Class A and Class C shares were charged $533,959 and $2,479, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2022, the fund was charged $82,255 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2022, the fund was charged $5,870 pursuant to the custody agreement.

During the period ended June 30, 2022, the fund was charged $11,497 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $251,321, Distribution Plan fees of $1,075, Shareholder Services Plan fees of $80,585, custodian fees of $4,912, Chief Compliance Officer fees of $6,243 and Transfer Agent fees of $27,887, which are offset against an expense reimbursement currently in effect in the amount of $50,951.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2022, amounted to $208,199,066 and $225,076,447, respectively.

At June 30, 2022, accumulated net unrealized depreciation on investments was $12,023,126, consisting of $40,199,988 gross unrealized appreciation and $52,223,114 gross unrealized depreciation.

At June 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away.

In April 2021, the United States Supreme Court denied Plaintiffs’ petition for a writ of certiorari to review legal issues raised in cases filed by Tribune creditors beginning in June 2011, arising under state and/or federal law, and alleging that payments made to shareholders in the LBO were “fraudulent conveyances,” which payments should have been returned to the shareholders for their shares (collectively, “the state law cases”). The state law cases had been consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS). The Tribune defendants advised the Second Circuit of the denial of cert in the state law cases, and urged the Second Circuit to affirm denial of the Trustee’s motion for leave to amend in light of the Supreme Court’s decision.

In August 2021, the Second Circuit affirmed the trial court's dismissal of the Trustee's intentional fraudulent conveyance claims against the shareholder defendants, and also affirmed denial of the Trustee’s request for leave to amend the complaint to add federal constructive conveyance claims against the shareholder defendants. In September 2021, the Trustee sought to have its appeal re-heard by some or all of the Second Circuit's judges, which the Second Circuit denied.

The Trustee petitioned the United States Supreme Court for a writ of certiorari in early 2022, in which the Trustee challenged only the Second Circuit’s decision to affirm dismissal of the Trustee’s intentional fraudulent conveyance claims. The writ of certiorari did not challenge the Second Circuit’s decision to affirm the trial court’s denial of the Trustee’s motion to add constructive fraudulent conveyance claims against the shareholder defendants. Having declined to petition for cert. review of that decision, denial of the Trustee’s motion to add constructive fraudulent conveyance claims is now final.

As previously reported, the shareholder defendants did not believe the Trustee’s cert. petition warranted any further response, and informed the Supreme Court that they were waiving their right to file a response unless and until a response is requested from the Court.

The Supreme Court did not request or require a response from the shareholder defendants, and, on its own accord, denied the Trustee’s petition for certiorari. With the record reflecting dismissal of any remaining claims against the shareholder defendants, and denial of the Trustee’s request for leave to add new claims, and with all rights of appeal now exhausted, this matter is fully and finally concluded. Going forward, this matter will be considered closed, and will not be the subject of any further reporting.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Active MidCap Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Cla ss I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0085SA0622

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: August 22, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 18, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)